FORM N-SAR
Mellon Institutional Funds Master Portfolio

Q77.O Transactions effected pursuant to Rule 10F3

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Standish Mellon Fixed Income Fund 2. Anticipated Purchase
Date: 2/27/06 3. Total Net Assets of Account/Fund: $459,995,901.66
4. Type and Description of Security to be Purchased: United Healthcare 5.375% 3/15/2016 5. Credit Rating of Security (Rating/Rating Agency): A2/Moody's A/S&P A/Fitch 6. Name of Underwriting Syndicate Dealer Effecting Transaction:
Citigroup, JP Morgan, Wachovia Securities 7. Name of Affiliated Underwriter in Underwriting Syndicate: Mellon Financial Markets as a Jr Co-Manager
8. Issue Size: 750M 9. CUSIP: 91324PAQ5
10. Amount Purchase by Account/Fund: 1,145,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.15%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.25% 13. Purchase Price of Securities (if at par, so state): 99.622 14. Commission/Spread Received by Principal Underwriters: 6.50
15. Yield (as applicable): 5.424 16. Benchmark Yield (as applicable): 4.594
17. Description of Benchmark (as applicable): Treasury Bond


PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Standish Mellon Fixed Income Fund 2. Anticipated Purchase
Date: 5/31/06 3. Total Net Assets of Account/Fund: $428,218,463.06
4. Type and Description of Security to be Purchased: Credit Suisse USA Inc VR 06/05/2009 5. Credit Rating of Security (Rating/Rating Agency): Aa3/Moody's A+/S&P AA-/Fitch 6. Name of Underwriting Syndicate Dealer Effecting Transaction:
Credit Suisse 7. Name of Affiliated Underwriter in Underwriting Syndicate:
Mellon Financial Markets as a Jr Co-Manager
8. Issue Size: 1,050 M 9. CUSIP: 225434BG3
10. Amount Purchase by Account/Fund: 1,165,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.11%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.27% 13. Purchase Price of Securities (if at par, so state): 100.000 14. Commission/Spread Received by Principal Underwriters: 2.5
15. Yield (as applicable): 5.3582 16. Benchmark Yield (as applicable): 5.2782
17. Description of Benchmark (as applicable): Libor


PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Standish Mellon Fixed Income Fund 2. Anticipated Purchase Date: 5/12/06 3. Total Net Assets of Account/Fund:
         $427,554,281.45
4. Type and Description of Security to be Purchased: Lincoln National Corp VR 05/17/2016 5. Credit Rating of Security (Rating/Rating Agency):
         Baa2/Moody's A-/S&P A-/Fitch
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Banc of America, Citigroup, Goldman Sachs, JP Morgan, Lehman Bros, Merrill Lynch, Morgan Stanley, UBS, & Wachovia Secs. As joint lead managers.
7. Name of Affiliated Underwriter in Underwriting Syndicate: Mellon Financial Markets as a Jr Co-Manager 8. Issue Size: 800 M
9.       CUSIP: 534187AS8
10.      Amount Purchase by Account/Fund: 500,000
11.      Percentage of Principal Amount of Offering Purchased by Account/Fund:
         0.06% 12. Amount Purchased as a Percentage of Account/Fund Assets:
         0.12% 13. Purchase Price of Securities (if at par, so state): 99.596
         14. Commission/Spread Received by Principal Underwriters: 10.0
15.      Yield (as applicable): 7.316 16. Benchmark Yield (as applicable): 5.466
17.      Description of Benchmark (as applicable): Treasury Bond


PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Standish Mellon Global Fixed Income Fund 2. Anticipated Purchase Date: 5/12/06 3. Total Net Assets of Account/Fund:
         $71,564,376.17
4. Type and Description of Security to be Purchased: Lincoln National Corp VR 05/17/2016 5. Credit Rating of Security (Rating/Rating Agency):
         Baa2/Moody's A-/S&P A-/Fitch
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Banc of America, Citigroup, Goldman Sachs, JP Morgan, Lehman Bros, Merrill Lynch, Morgan Stanley, UBS, & Wachovia Secs. As joint lead managers.
7. Name of Affiliated Underwriter in Underwriting Syndicate: Mellon Financial Markets as a Jr Co-Manager 8. Issue Size: 800 M
9.       CUSIP: 534187AS8
10.      Amount Purchase by Account/Fund: 170,000
11.      Percentage of Principal Amount of Offering Purchased by Account/Fund:
         0.06% 12. Amount Purchased as a Percentage of Account/Fund Assets:
         0.12% 13. Purchase Price of Securities (if at par, so state): 99.596
         14. Commission/Spread Received by Principal Underwriters: 10.0
15.      Yield (as applicable): 7.316 16. Benchmark Yield (as applicable): 5.466
18.      Description of Benchmark (as applicable): Treasury Bond